UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2016

Nuo Therapeutics, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32518	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207A Perry Parkway, Suite 1, Gaithersburg, MD 20877

(Address of Principal Executive Offices) (Zip Code)

(240) 499-2680

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

As previously reported on a Form 8-K filed by Nuo Therapeutics, Inc. (the “Company”), on January 26, 2016, the Company filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), which is being administered under the caption “In re: Nuo Therapeutics, Inc.”, Case No. 16-10192 (MFW) (the “Chapter 11 Case”).

On April 25, 2016 (the “Confirmation Date”), the Bankruptcy Court entered an Order Granting Final Approval of Disclosure Statement and Confirming Debtor’s Plan of Reorganization (the “Confirmation Order”), which confirmed the Company’s Modified First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as confirmed, the “Plan”).

Scenario A contemplated by the Plan became effective on May 5, 2016 (the “Effective Date”).

Item 1.01 Entry into a Material Definitive Agreement.

Assignment and Assumption Agreement; Transition Services Agreement.

Pursuant to the Plan, on May 5, 2016 the Company entered into an Assignment and Assumption Agreement with Deerfield SS, LLC (the “Assignee”), the designee of Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P. and Deerfield Special Situations Fund, L.P. (the “Lenders”), to assign to the Assignee the Company’s rights, title and interest in and to its existing license agreement with Arthrex, Inc. (the “Arthrex Agreement”), and to transfer and assign to the Assignee associated intellectual property and royalty and payment rights owned by the Company and licensed thereunder. Pursuant to the Plan, on May 5, 2016, the Company and the Assignee entered into a Transition Services Agreement pursuant to which the Company agreed to continue to service the Arthrex Agreement for the benefit of the Assignee. A copy of the Assignment and Assumption Agreement and the Transition Services Agreement have been filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Registration Rights Agreement.

On the Effective Date, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with certain investors (the “Investors”) who purchased shares of new common stock of the Company, par value $0.0001 per share (the “New Common Stock”) on the Effective Date as described in more detail in Item 3.02 below. The Registration Rights Agreement provides certain resale registration rights to the Investors. Pursuant to the Registration Rights Agreement, the Company has agreed to use its best efforts to prepare and file with the U.S. Securities and Exchange Commission a “Shelf” Registration Statement covering the resale of all shares of New Common Stock issued to the Investors on the Effective Date. A copy of the Registration Rights Agreement has been filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

On the Effective Date, except as otherwise specifically provided for in the Plan, the obligations of the Company under that certain Facility Agreement dated March 31, 2014 between the Company and the Lenders and an affiliate thereof were cancelled and the Company ceased to have any obligations thereunder.

Item 3.02 Unregistered Sales of Equity Securities.

Common Stock

On the Effective Date, the Company issued 7,500,000 shares of New Common Stock to the Investors in accordance with the Plan. On the Effective Date, the Company also issued warrants to purchase 6,180,000 shares of New Common Stock to certain of the Investors (the “Warrants”) pursuant to a Form of Warrant. A copy of the Form of Warrant has been filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein. The issuances of New Common Stock and the Warrants to the Investors were issued pursuant to an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Rule 506 promulgated thereunder. A significant majority of the Investors executed backstop irrevocable capital call commitments to purchase up to 12,800,000 additional shares of New Common Stock for an aggregate purchase price of up to $3,000,000.

The Company has agreed to issue shares of New Common Stock to record holders of previously issued shares of canceled common stock as of March 28, 2016 who execute and timely deliver a release document no later than sixty (60) days after the Effective Date. Any such holder who does not execute and timely deliver a release document shall not receive its pro rata share of such New Common Stock and such shares shall be cancelled by the Company. In accordance with the Plan, such shares of New Common Stock will be issued pursuant to an exemption from the registration requirements of the Securities Act under Section 1145 of the Bankruptcy Code.

Series A Preferred Stock

On the Effective Date the Company filed a Certificate of Designations of Series A Preferred Stock (the “Certificate of Designations”) with the Delaware Secretary of State, designating 29,028 shares of the Company’s undesignated preferred stock, par value $0.0001 per share, as Series A Preferred Stock (the “Series A Preferred Stock”). A copy of the Certificate of Designations is attached to this Current Report on Form 8-K as Exhibit 3.3, and the description of the Series A Preferred Stock contained herein is a summary and is qualified in its entirety by reference to the full text of the Certificate of Designations. On the Effective Date the Company issued 29,028 shares of Preferred Stock to the Lenders in accordance with the Plan pursuant to an exemption from the registration requirements of the Securities Act under Section 1145 of the Bankruptcy Code. The Lenders did not receive any shares of New Common Stock or other equity interests in the Company.

The Series A Preferred Stock has no stated maturity date, is not convertible or redeemable and carries a liquidation preference of $29,038,000, which is required to be paid in preference to all shares of New Common Stock (and other capital stock that is not issued on parity or senior to the Series A Preferred Stock) upon a liquidation or change in control transaction. For so long as Series A Preferred Stock is outstanding, the holders of Series A Preferred Stock have the right to nominate and elect one member of the board of directors of the Company (the “Board of Directors”). The holders of Series A Preferred Stock have voting rights, voting with the New Common Stock as a single class, representing one percent (1%) of the voting rights of the Company and the Holders of Series A Preferred Stock have the right to approve certain transactions and incurrences of debt. The Certificate of Designations limits the Company’s ability to pay dividends on or purchase shares of its capital stock.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Plan, on the Effective Date (i) all outstanding equity interests (including warrants and options) of the Company, including but not limited to all outstanding shares of the Company’s common stock that were issued and outstanding prior to the Effective Date were cancelled on the Effective Date, (ii) the Company’s certificate of incorporation in effect immediately prior to the Effective Date was amended and restated in its entirety, as described in the Company’s Form 8-A filed on May 10, 2016 (such description is incorporated by reference herein), (iii) the Company’s by-laws in effect immediately prior to the Effective Date were amended and restated in their entirety as described in the Company’s Form 8-A filed on May 10, 2016 (such description is incorporated by reference herein), and (iv) the Company issued shares of New Common Stock, Warrants and Series A Preferred Stock as described in Item 3.02 above.

Item 5.01 Changes in Control of the Registrant.

The disclosure in Item 3.03 above is incorporated into this Item 5.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On the Effective Date, pursuant to the Plan, the size of the Board of Directors was fixed at five members, Stephen N. Keith reigned from the Board of Directors and Scott Pittman and Lawrence Atinsky were appointed to the Board of Directors. Joseph Del Guercio, David E. Jorden and C. Eric Winzer remained on the Board of Directors. Mr. Atinsky was appointed to the Board of Directors by the holders of the Series A Preferred Stock issued on the Effective Date.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Plan, on the Effective Date, the Company adopted a Second Amended and Restated Certificate of Incorporation and amended and restated its By-laws. The material terms of such documents are described in the Company’s Form 8-A filed on May 10, 2016, and such description is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. When used in this document, the words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Form 8-K should be considered forward-looking statements. Although the Company believes that its expectations reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. Important factors that could cause actual results to differ from these forward-looking statements include the ability of the Company to continue as a going concern; the Company’s ability to execute upon its Plan; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations or business prospects; whether the Company will be able to identify potential third parties interested in acquiring its assets; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Case and other litigation; the Company’s ability to raise sufficient proceeds from the sale of assets; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued capital needs; restructuring payments and debt-service; the substantial risk that the Company’s common stock retains little or no value; the Company’s ability to maintain contracts that are critical to its operation; to obtain and maintain service providers; to retain key executives and employees; and other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission its most recent Reports on Forms 10-K and 10-Q. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results could differ materially from those anticipated in these forward-looking statements, and the Company’s business, results of operations, financial condition and cash flows may be materially and adversely affected. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Except to the extent required by applicable law or rules, the Company undertakes no obligation and does not intend to update, revise or otherwise publicly release any revisions to its forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of any unanticipated events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Second Amended and Restated Certificate of Incorporation of Nuo Therapeutics, Inc. (incorporated by reference to Exhibit 3.1 to the Form 8-A, filed by Nuo Therapeutics, Inc. on May 10, 2016)
3.2	Amended and Restated By-laws of Nuo Therapeutics, Inc. (incorporated by reference to Exhibit 3.2 to the Form 8-A, filed by Nuo Therapeutics, Inc. on May 10, 2016)
3.3	Certificate of Designation of Series A Preferred Stock of Nuo Therapeutics, Inc.
10.1	Assignment and Assumption Agreement, dated May 5, 2016, between Nuo Therapeutics, Inc. and Deerfield SS, LLC
10.2	Transition Services Agreement, dated May 5, 2016, between Nuo Therapeutics, Inc. and Deerfield SS, LLC
10.3	Registration Rights Agreement, dated May 5, 2016, by and among Nuo Therapeutics, Inc. and the Investors identified on Schedule 1 thereto
10.4	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Acting Chief Executive Officer & Acting Chief Financial Officer

Date: May 10, 2016